SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             ----------------------


         Date of Report (Date of earliest event reported): December 24, 2001
                                 ---------------

                          LASERLOCK TECHNOLOGIES, INC.

                        --------------------------------
             (Exact name of registrant as specified in its charter)


                    NEVADA          0-31927      23-3023677
             ------------------    ---------    ----------------------
             (State of incorp-     (Commission   (I.R.S. Employer
                      oration)     File Number)  Identification Number)

                 837 Lindy Lane, Bala Cynwyd, PA 19004
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (610) 668 - 1952
                                 ---------------

ITEM  5.   OTHER EVENTS.
- --------   -------------


     On December 21, 2001, pursuant to its stock purchase of E.D.S. Marketing Inc., a Nevada corporation ('EDS'), the Company has entered into employment agreements with four of EDS's employees: Ed Fishman, Steven Meistrich, Doug Wise and Howard Goldberg. Pursuant to these agreements, the Company is issuing options for the purchase of One Million (1,000,000) of the Registrant's common shares for fourty two cents ($0.42) per share, all of which shall vest over eighteen (18) months; and an additional option to purchase One Million (1,000,000) of the Registrant's common shares for between seventy five cents ($0.75) and one dollar ($1.00) per share, all of which shall vest at the earlier of between twelve (12) and twenty four (24) months or when the Registrant completes certain financing goals. Additionally, pursuant to the agreements the President of EDS, Ed Fishman, will become a member of the board of directors of the Registrant.

(c)        Exhibits.

2          Plan of Merger
10.1       Employment Agreement With Ed Fishman
10.2       Employment Agreement With Steven Meistrich
10.3       Employment Agreement With Doug Wise
10.4       Consulting Agreement With Howard Goldberg

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LaserLock Technologies, Inc.
                                   -------------------
                                  (Registrant)


Date: December 24, 2001           /s/Norman Gardner
                                   --------------------
                                   Norman Gardner
                                   President

Exhibit 2          Plan of Merger

                                                                EXECUTION COPY





-------------------------------------------------------------------------------


                      AGREEMENT AND PLAN OF REORGANIZATION

                                  by and among

                          LASERLOCK TECHNOLOGIES, INC.,

                           LL SECURITY PRODUCTS, INC.,

                             E.D.S. MARKETING, INC.

                                       and
                                THE SHAREHOLDERS
                          LISTED ON THE SIGNATURE PAGE

                          Dated as of December 21, 2001

                                TABLE OF CONTENTS
----------------------------------------------------------------------------
                                   (continued)
                                      Page


                                      -iii-

                                TABLE OF CONTENTS

                                      Page


                                       -i-

1.       THE MERGER............................................................1

         1.1      Delivery and Filing of Articles of Merger....................1

         1.2      Merger Effective Date........................................1

         1.3      Certificate of Incorporation, Bylaws, Board of Directors
                  and Officers of the Surviving Corporation                    1

2.       MERGER CONSIDERATION..................................................2

         2.1      Conversion of Capital Stock; Merger Consideration............2

         2.2      Exchange Procedures..........................................2

         2.3      No Fractional Shares.........................................2

3.       CLOSING; MERGER EFFECTIVE DATE........................................2

         3.1      Closing Date; Location.......................................2

         3.2      Effectiveness of Merger......................................2

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SHAREHOLDERS........3

         4.1      Corporate Existence..........................................3

         4.2      Corporate Power; Authorization; Enforceable Obligations......3

         4.3      Authority; Ownership.........................................3

         4.4      Validity of Contemplated Transactions........................3

         4.5      Capital Stock of the Company.................................3

         4.6      No Third Party Options.......................................4

         4.7      Liabilities and Obligations..................................4

         4.8      Real and Personal Property...................................4

         4.10     Contracts and Commitments....................................4

         4.11     Insurance....................................................4

         4.12     Litigation...................................................4

         4.13     Taxes........................................................5

         4.14     Intellectual Property Matters................................5

         4.15     Completeness; No Violations..................................5

         4.16     Disclosure...................................................5

         5.1      Corporate Existence..........................................5

         5.2      LASERLOCK Stock..............................................5

         5.3      Corporate Power and Authorization............................5

         5.4      No Conflicts.................................................6

         5.5      Accuracy of Filings..........................................6

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE SHAREHOLDER6

         6.1      Representations and Warranties; Performance of Obligations...6

         6.2      No Litigation................................................6

         6.3      Board Composition and Officers...............................6

         6.4      Employment Agreements........................................6

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF LASERLOCK AND NEWCO............7

         7.1      No Litigation................................................7

         7.2      No Material Adverse Change...................................7

         7.3      Opinion of Counsel...........................................7

         7.4      Consents and Approvals.......................................8

         7.5      Voting Agreement.............................................8

         7.6      Deliveries...................................................8

8.       INDEMNIFICATION; SURVIVAL.............................................8

         8.1      General Indemnification by Shareholders......................8

         8.2      Specific Indemnification by Shareholders.....................9

         8.3      Indemnification by LASERLOCK and Newco.......................9

         8.4      Third Party Claims...........................................9

         8.5      Survival of Representations and Warranties..................10

9.       TERMINATION OF AGREEMENT.............................................10

10.      NONDISCLOSURE OF CONFIDENTIAL INFORMATION............................10

         10.1     Shareholders................................................10

         10.2     Damages.....................................................10

11.      FEDERAL SECURITIES ACTAND CONTRACTUAL RESTRICTIONS ON LASERLOCK STOCK11

         11.1     Investment Intent...........................................11

         11.2     Compliance with Law.........................................11

         11.3     Economic Risk; Sophistication...............................11

         11.4     Information Supplied........................................11

         11.5     Accredited Investor.........................................11

12.      SECURITIES LEGENDS...................................................12

13.      GENERAL..............................................................12

         13.1     Successors and Assigns......................................12

         13.2     Entire Agreement............................................12

         13.3     Counterparts................................................12

         13.4     Brokers and Agents..........................................12

         13.5     Expenses....................................................13

         13.6     Notices.....................................................13

         13.7     Governing Law...............................................13

         13.8     Exercise of Rights and Remedies.............................13

         13.9     Reformation and Severability................................13

         13.10    Market Stand-Off Agreement..................................14

         13.11    Participation...............................................14

         13.12    Office Expenses.............................................14

         13.13    Special Advance.............................................14

         13.14    Director and Executive Officer Insurance....................14

EXHIBIT A         Plan of Merger

ANNEX I  Form of Articles of Merger

ANNEX II Voting Agreement

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 21st day of December, 2001 by and among LaserLock Technologies, Inc., a Nevada corporation ("LASERLOCK"), LL Security Products Inc. ("Newco"), a Nevada corporation, E.D.S. Marketing, Inc., a Nevada corporation (the "Company"), Edward J. Fishman, Doug Wise, Steven W. Meistrich and Howard Goldberg (collectively referred to as the "Shareholders"), who are all of the shareholders of the Company.

         WHEREAS, the respective Boards of Directors of LASERLOCK, Newco and the Company deem it advisable and in the best interests of such entities and their respective shareholders that the Company merge with and into Newco pursuant to this Agreement, the Plan of Merger attached hereto as Exhibit A (the "Plan") and the applicable provisions of the laws of the state of Nevada (such transaction being herein called the "Merger" and the Company, Newco and LASERLOCK being hereinafter collectively referred to as the "Constituent Corporations");

         WHEREAS, the respective shareholders of Newco and the Company, to the extent required to do so, have considered and approved, by resolution, this Agreement and by executing this Agreement affirm that the Secretary or Assistant Secretary of Newco and the Company have certified the fact of adoption in the corporate records;

         WHEREAS, the respective Boards of Directors of LASERLOCK, Newco and the Company have approved and adopted this Agreement with the intent that it qualify as a plan of reorganization (a "tax-free reorganization") within the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

1.       THE MERGER

1.1 Delivery and Filing of Articles of Merger. The Articles of Merger, in substantially the form of Annex I with such changes therein as may be required by the Secretary of State of Nevada (the "Articles of Merger"), to be executed and delivered to the Secretary of State of Nevada on or before the Merger Effective Date (as defined below).

1.2 Merger Effective Date. The "Merger Effective Date" shall be the date specified in Section 3.2. At the Merger Effective Date, the Articles of Merger shall be filed for immediate effectiveness with the Secretary of State of Nevada. On the Merger Effective Date, the Company shall be merged with and into Newco, and the separate existence of the Company shall cease. Newco is sometimes referred to as the "Surviving Corporation."

1.3 Certificate of Incorporation, Bylaws, Board of Directors and Officers of the Surviving Corporation. On the Merger Effective Date:

(a) the Certificate of Incorporation of Newco shall become the Certificate of Incorporation of the Surviving Corporation;

(b)  Newco's bylaws shall become the Surviving Corporation's bylaws;

(c) Norman A. Gardner, Michael J. Prevot, Joel A. Pinsky and Edward J. Fishman shall serve as the Board of Directors of the Surviving Corporation; and

(d) the officers of Newco after the Merger Effective Date shall be: Norman A. Gardner (Chairman and Chief Executive Officer), Edward J. Fishman (President and Chief Operating Officer), Steven W. Meistrich (Executive Vice President) and Doug Wise (Senior Vice President-Sales).

2.       MERGER CONSIDERATION

2.1 Conversion of Capital Stock; Merger Consideration. On the Merger Effective Date, all of the shares of capital stock of the Company issued and outstanding ("Company Stock") shall automatically convert into the right to receive 2,000,000 shares of common stock, $0.001 par value, of LASERLOCK ("LASERLOCK Stock") (the "Merger Consideration").

2.2 Exchange Procedures. On the Merger Effective Date, each Shareholder shall be entitled to receive, in exchange therefor, a certificate or certificates registered in the name of such Shareholder representing that number of whole shares of LASERLOCK Stock which such holder has the right to receive. Each Shareholder will be issued LASERLOCK Stock, upon surrender to LASERLOCK of certificates representing all of the outstanding Company Stock ("Certificates").

2.3 No Fractional Shares. Notwithstanding any other provision of this Article 2, no fractional shares of LASERLOCK Stock will be issued and any holder of Company Stock entitled to receive a fractional share of LASERLOCK Stock but for this
Section 2.3 will be entitled to receive in lieu of such fractional share a cash payment. Fractional shares will be based on the closing price of LASERLOCK Stock on the "pink sheets" as of the date hereof.

3.       CLOSING; MERGER EFFECTIVE DATE

3.1 Closing Date; Location. The conversion and delivery of shares referred to in
Article 2 (hereinafter referred to as the "Closing") shall take place at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103. The parties shall hold the Closing on the next business day (or such later date as the parties hereto may agree) following the first business day on which the last of the closing conditions in this Agreement are fulfilled or waived (the "Closing Date)."

3.2 Effectiveness of Merger. On the Closing Date, the parties will cause the Merger to be consummated by filing the Articles of Merger with the Secretary of State of Nevada. The Merger shall become effective at the later of (i) the time at which the Articles of Merger are duly filed with the Secretary of State of Nevada and (ii) such later time as specified in the Articles of Merger duly filed with the Secretary of State of Nevada (the date upon which the later of (i) and (ii) occurs hereinafter referred to as the "Merger Effective Date").

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SHAREHOLDERS

         As of the date hereof and as of each of the Closing Date and the Merger Effective Date, the Company and each Shareholder jointly and severally (except for the second sentence of Section 4.5), represents and warrants to LASERLOCK and the Surviving Corporation, as follows:

4.1 Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of its business requires it to be so qualified.

4.2 Corporate Power; Authorization; Enforceable Obligations. The Company has the corporate power, authority and legal right to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by the Company has been duly authorized by the Board of Directors and Shareholders of the Company and no further corporate action on the part of the Company or its Shareholders is necessary to authorize this Agreement and the performance of the transactions contemplated hereby. This Agreement has been, and the other agreements, documents and instruments required to be delivered by the Company in accordance with the provisions hereof (the "Company Documents") will be, duly executed and delivered on behalf of the Company by duly authorized officers of the Company, and this Agreement constitutes, and the Company Documents when executed and delivered will constitute, the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

4.3 Authority; Ownership. Each Shareholder has the full legal right, power and authority to enter into this Agreement. Upon the date of this Agreement and immediately prior to the Closing Date, each Shareholder owns and will own beneficially and of record all of the shares of capital stock of the Company set forth beside their name on the signature page to this Agreement.

4.4 Validity of Contemplated Transactions. The execution, delivery and performance of this Agreement by the Company and each Shareholder does not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under any existing law, judgment, charter documents of the Company or any securities issued by the Company any agreement to which any of the Company or Shareholder is a party. Except for filing the Articles of Merger with the Secretary of State of Nevada, no authorization by any Governmental Entity is required.

4.5 Capital Stock of the Company. The authorized capital stock of the Company consists solely of 75,000 shares, of which 20,000 shares are issued and outstanding. Each Shareholder represents and warrants that all of the issued and outstanding shares of the capital stock of the Company owned by that Shareholder (5,000 shares), as owner of record and beneficiary by that Shareholder are free and clear of all liens, security interests, pledges, charges, voting trusts, restrictions, encumbrances and claims of every kind. All of the issued and outstanding shares of Company Stock to be outstanding on the Merger Effective Date will have been duly authorized and validly issued, fully paid and nonassessable, will be owned of record and beneficially by the Shareholders and in the amounts set forth next to their name on the signature page to this Agreement, and will have been offered, issued, sold and delivered by the Company in compliance with all applicable state and federal laws concerning the offering, sale or issuance of securities. None of such shares will have been, and none of the shares from which they will have derived were, issued in violation of the tag-along, drag-along or preemptive rights of any past or present Shareholder or rights of first refusal of the Company pursuant to any agreement, or any other statutory rights of the Shareholders or the Company.

4.6 No Third Party Options. There are no existing agreements, options, commitments or rights with, of or to any person for that person to acquire any properties, assets or rights of the Company or any interest therein.

4.7 Liabilities and Obligations. The only liability of the Company is a real estate lease with Westgate Office Partners which has been provided to LASERLOCK.

4.8      Real and Personal Property.  The Company owns no real property.
         --------------------------

4.9      Personal Property   The Company owns no personal property.
         -----------------

4.10 Contracts and Commitments. The Company has no agreements other than Leases (the "Contracts") which involve any:


(a)  agreement with any present or former employee or consultant;

(b) agreement for the future purchase of supplies or products, or for the performance of services by a third party involving in any one case $10,000 or more;

(c) agreement to sell or supply products or to perform services involving in any one case $10,000 or more;

(d) loan agreement or other contract or commitment for the borrowing or lending of money;

(e) agreement limiting the Company or any employee of the Company from engaging or competing in any manner or in any business;

(f) license or other agreement which relates in whole or in part to any software, patent, trademark, trade name, service mark or copyright or to any ideas, technical assistance or other know-how of or used by the Company.

4.11 Insurance. The assets, properties and operations of the Company are insured under various policies of general liability are consistent with the normal or customary industry practice and all premiums due to date have been paid in full.

4.12 Litigation. No litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the knowledge of the Company and the Shareholders, threatened against the Company which relates to the transactions contemplated by this Agreement.

4.13 Taxes. All federal, state, local and foreign tax returns, reports, statements and other similar filings required to be filed by the Company (the "Tax Returns") have been timely filed. All Taxes called for by the Tax Returns have been paid by the Company and any deficiency assessments, penalties and interest have been timely paid, withheld or accrued.

4.14 Intellectual Property Matters. The Company does not use or has used any patents, trade names, service marks, copyrights, software, trade secrets or know-how in the conduct of their business (the "Intellectual Property").

4.15 Completeness; No Violations. Copies of the certified copies of the Certificate of Incorporation and Bylaws, both as amended to date, of the Company, and the copies of all leases, instruments, agreements, licenses, permits, certificates or other documents have been delivered to LASERLOCK, are complete and correct; neither the Company nor, to the knowledge of the Shareholders, any other party to any of the foregoing is in material default thereunder.

4.16 Disclosure. The Company has delivered to LASERLOCK true and complete copies of each agreement, contract, commitment or other document that is referred to in this Agreement or that has been requested by LASERLOCK or its representatives. This Agreement does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein not misleading..

5.       REPRESENTATIONS OF LASERLOCK AND NEWCO

         As of the date hereof and as of each of the Closing Date and the Merger Effective Date, LASERLOCK and Newco, jointly and severally, represent and as follows:

5.1 Corporate Existence. LASERLOCK is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Newco is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

5.2 LASERLOCK Stock. The shares of LASERLOCK Stock to be issued and delivered to the Shareholders on the Merger Effective Date, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable shares. The LASERLOCK Stock to be issued upon the exchange for Company Stock held by the Shareholders pursuant to the terms of this Agreement will be free and clear of all liens, encumbrances and claims of every kind, other than restrictions upon transfer contained herein and other than any liens, encumbrances or claims arising other than by the actions of LASERLOCK or Newco.

5.3 Corporate Power and Authorization. LASERLOCK and Newco have the corporate power, authority and legal right to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by LASERLOCK and Newco have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by LASERLOCK and Newco and constitutes the legal, valid and binding obligation of LASERLOCK and Newco enforceable against LASERLOCK and Newco in accordance with its terms.

5.4 No Conflicts. The execution, delivery and performance of this Agreement and the consummation of any transactions contemplated hereby will not conflict with, or result in a breach or violation of, the Certificate of Incorporation or Bylaws of LASERLOCK or Newco.

5.5 Accuracy of Filings. All of LASERLOCK's filings with the Securities and Exchange Commission have contained all the information required to be contained therein, have not contained a misstatement of a material fact and have not omitted to state a material fact that was required to be stated in order to make the information contained therein not misleading. LASERLOCK has not issued any common stock or suffered any material adverse change since the date on which it filed its most recent Quarterly Report on Form 10-QSB.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE SHAREHOLDERS

         The obligations of the Company and the Shareholders hereunder are subject to the satisfaction on or prior to the Closing Date (or such earlier date specified below) of the following conditions:

6.1 Representations and Warranties; Performance of Obligations. The representations and warranties of LASERLOCK and Newco contained in Article 5 shall be accurate as of the Closing Date and as of the Merger Effective Date as though such representations and warranties had been made as of such times; all of the terms, covenants and conditions of this Agreement to be complied with and performed by LASERLOCK and Newco on or before the Closing Date shall have been duly complied with and performed.

6.2 No Litigation. No action or proceeding before a court of any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the Merger and no governmental agency or body shall have taken any other action or made any request of the Company as a result of which the management of the Company deems it inadvisable to proceed with the transactions hereunder.

6.3 Board Composition and Officers. At Closing, the Board of Directors of LASERLOCK shall consist of the following members: .Norman A. Gardner (Chairman), Michael J. Prevot, Joel A. Pinsky, Edward J. Fishman (Vice Chairman) and Steven
W. Meistrich. Reference is made to the Voting Agreement relating to future board membership. At Closing, the executive officers of LASERLOCK shall be: Norman Gardner (President and Chief Executive Officer), Steven W. Meistrich (Executive Vice President of Administration) and Joel A. Pinsky (Secretary).

6.4 Employment Agreements. LASERLOCK shall enter into employment agreements or compensation agreements with Edward J. Fishman, Doug Wise and Steven W. Meistrich which contain non-compete and non-solicitation provisions among others. LASERLOCK will also enter into a consulting agreement with Howard Goldberg.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF LASERLOCK AND NEWCO

         The obligations of LASERLOCK and Newco hereunder are subject to the satisfaction, on or prior to the Closing Date (or such earlier date specified below), of the following conditions:

7.1 No Litigation. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the acquisition by LASERLOCK of the Company Stock and no governmental agency or body shall have taken any other action or made any request of LASERLOCK as a result of which the management of LASERLOCK deems it inadvisable to proceed with the transactions hereunder.

7.2 No Material Adverse Change. No material adverse change in the business, operations, assets, properties or financial condition of the Company shall have occurred, which individually or in the aggregate exceeds $20,000 and the Company shall not have suffered any material loss or damage to any of its assets, since August 31, 2001, which change, loss or damage affects or impairs the ability of such Company to conduct its business as now conducted or as proposed to be conducted which individually or in the aggregate exceeds $20,000.

7.3 Opinion of Counsel. LASERLOCK shall have received an opinion from counsel to the Shareholders, dated the Merger Effective Date, in form and substance satisfactory to LASERLOCK stating substantially that with respect to the
Company:

(a) the Company has been duly organized and is validly existing and in good standing under the laws of the state of Nevada;

(b) to the knowledge of such counsel, the Company is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner now conducted;

(c) this Agreement has been duly authorized, executed and delivered by the Company and the Shareholders and constitutes a valid and binding agreement of the Company and the Shareholders enforceable in accordance with its terms, except as such enforceability may be subject to bankruptcy, moratorium, insolvency, reorganization, arrangement and other similar laws relating to or affecting the rights of creditors and except (i) as the same may be subject to the effect of general principles of equity and (ii) that no opinion need be expressed as to the enforceability of indemnification provisions included herein;

(d) the execution of this Agreement and the performance of the obligations hereunder will not violate or result in a breach or constitute a default under any of the terms or provisions of the Company's Certificate of Incorporation or Bylaws or, to the knowledge of such counsel, of any lease, instrument, license, permit or any other agreement to which the Company or any Shareholder is a party or by which the Company or any Shareholder is bound;

(e) the authorized and outstanding capital stock of the Company are as represented by the Shareholders in this Agreement and each share of such stock has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of the preemptive rights of any Shareholder as provided by law or contained in the Company's Certificate of Incorporation or Bylaws or, to the knowledge of such counsel, any other preemptive rights;

(f) to the knowledge of such counsel, the Company does not have any outstanding options, warrants, calls, conversion rights or other commitments of any kind to issue or sell any of its capital stock;

(g) to the knowledge of such counsel, the Company is not in violation of or default under any law or regulation, or under any order of any court, commission, board, bureau, agency or instrumentality wherever located and, to the knowledge of such counsel, there are no claims, actions, suits or proceedings pending, or threatened against or affecting any Company, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality wherever located; and

(h) to the knowledge of such counsel, no notice to, consent, authorization, approval or order of any court or governmental agency or body is required in connection with the execution, delivery or consummation of this Agreement by the Company or any Shareholders or for the transfer to LASERLOCK of the Company Stock.

Such opinion shall include any other matters incident to the matters set forth herein as agreed to by the parties and their respective counsel.

7.4 Consents and Approvals. All necessary consents of and filings with any governmental authority or agency relating to the consummation of the transactions contemplated herein shall have been obtained and made.

7.5 Voting Agreement. The Shareholders shall have executed the Voting Trust Agreement attached as Annex II.

7.6 Deliveries. Each Shareholder shall have delivered to LASERLOCK the certificates for the shares of common stock owned by such Shareholder. The certificates for the shares of common stock shall be duly endorsed or accompanied by separate executed stock powers attached.

8.       INDEMNIFICATION; SURVIVAL

8.1 General Indemnification by Shareholders. Each Shareholder jointly and severally covenants and agrees that such Shareholder will indemnify, defend, protect and hold harmless LASERLOCK, Newco and the Surviving Corporation and their respective officers, shareholders, and directors, successors and assigns at all times from and after the date of this Agreement until the Expiration Date from and against all claims, damages, losses, liabilities, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) (collectively, "Losses") incurred by LASERLOCK, Newco or the Surviving Corporation as a result of or arising from (a) any breach of the representations and warranties made by the Shareholders of the Company set forth herein or certificates delivered in connection herewith, (b) any nonfulfillment of any covenant or agreement on the part of the Shareholders or the Company under this Agreement (c) the business, operations or assets of the Company prior to the Merger Effective Date or the actions or omissions of the Company's directors, officers, shareholders, employees or agents prior to the Merger Effective Date.

8.2 Specific Indemnification by Shareholders. Notwithstanding any disclosure made in this Agreement or exhibits hereto and notwithstanding any investigation by LASERLOCK or Newco, each Shareholder, jointly and severally covenants and agrees that such Shareholder will indemnify, defend, protect and hold harmless LASERLOCK, Newco and the Surviving Corporation and their respective officers, shareholders, directors, successors and assigns at all times from and after the date of this Agreement, from and against all Losses incurred by LASERLOCK, Newco or the Surviving Corporation as a result of or incident to: the existence of liabilities of any Company in excess of the liabilities set forth in this Agreement, to the extent of such excess.

8.3 Indemnification by LASERLOCK and Newco. LASERLOCK and Newco, jointly and severally, covenant and agree that they will indemnify, defend, protect and hold harmless the Shareholders at all times from and after the date of this Agreement from and against all Losses incurred by the Shareholders as a result of or arising from (a) any breach of the representations and warranties made by LASERLOCK and Newco set forth herein or (b) any nonfulfillment of any agreement on the part of LASERLOCK under this Agreement.

8.4      Third Party Claims.
         ------------------

(a) In order for a party hereto eligible to be indemnified hereunder (an "Indemnified Party") to be entitled to any indemnification arising out of a claim made by any person against the Indemnified Party (a "Third Party Claim"), such Indemnified Party must notify the parties obligated to provide indemnification (each, an "Indemnifying Party") in writing, and in reasonable detail, of the Third Party Claim within 30 business days after receipt by such Indemnified Party of written notice of the Third Party Claim.

(b) The Indemnifying Party shall have right to defend and settle, at its own expense and by its own counsel, any Third Party Claim as the Indemnifying Party pursues the same in good faith and diligently and so long as the Third Party Claim does not relate to an actual or potential Loss in which the Indemnified Party is LASERLOCK, Newco or the Surviving Corporation.

(c) No Indemnifying Party shall, in the defense of any Third Party Claim, consent to entry of any judgment or enter into any settlement, except with the written consent of the Indemnified Party.

(d) If the Indemnifying Party does not assume the defense of any Third Party Claim, then the Indemnified Party may defend against such Third Party Claim in such manner as it deems appropriate at the expense of the Indemnifying Party.

(e) Notwithstanding anything to the contrary if at any time, in the reasonable opinion of LASERLOCK, Newco or the Surviving Corporation as the Indemnified Party (notice of which opinion shall be given in writing to the Indemnifying Party), any Third Party Claim seeks material prospective relief which could have an adverse effect on any such Indemnified Party or any subsidiary, then such Indemnified Party shall have the right to control or assume (as the case may be) the defense of any such Third Party Claim and the amount of any judgment or settlement and the reasonable costs and expenses of defense shall be included as part of the indemnification obligations of the Indemnifying Party hereunder.

8.5 Survival of Representations and Warranties. The parties agree that representations and warranties made by the parties in this Agreement, or in any certificate or other instrument delivered pursuant to this Agreement shall survive for a period of 12 months from the Merger Effective Date (which date is hereinafter called the "Expiration Date"), except that:

(a) the representations and warranties contained in Section 4.13 hereof shall survive until such time as the limitations period has run for all tax periods ended on or prior to the Merger Effective Date, which shall be deemed to be the Expiration Date for purposes of this clause;

(b) the representations and warranties of the Shareholders contained in Section
4.5 hereof, regarding capital stock shall survive the Merger Effective Date without time limitation; and

(c) any representations and warranties which serve as a basis of the indemnity obligations of the Shareholders shall survive the Merger Effective Date without time limitation.

9. TERMINATION OF AGREEMENT LASERLOCK or the Company may, on or before the Closing Date, terminate this Agreement (a) if a material default shall be made by the other party in the due and timely performance of any of the covenants, agreements or conditions contained herein, and the curing of such default shall not have been made on or before the Closing Date and shall not reasonably be expected to occur has or could reasonably be expected to have a material adverse effect of over $20,000 individually or in the aggregate on the business, operations, assets, properties or financial condition of the other party.

10.      NONDISCLOSURE OF CONFIDENTIAL INFORMATION

10.1 Shareholders. The Shareholders recognize and acknowledge that they have access to certain confidential information of the Company. The Shareholders agree that they will not disclose, use, disseminate, lecture upon, or publish any confidential information of which they become informed during their employment to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, unless the Shareholders can show that such information has become known to the public generally through no fault of the Shareholders. Prior to disclosing any confidential information required by law or order of a court of competent jurisdiction, the Shareholders shall provide LASERLOCK with prompt notice of the disclosure requirement so that LASERLOCK may take whatever action it deems appropriate to prohibit such disclosure. In the event of a breach or threatened breach by the Shareholders, LASERLOCK and the Surviving Corporation shall be entitled to an injunction restraining Shareholders from disclosing, in whole or in part, such confidential information.

10.2 Damages. Because of the difficulty of measuring economic losses as a result of the breach of the foregoing covenants, the Shareholders agree that, in the event of a breach by any of them of the foregoing covenant, the covenant may be enforced against them by injunctions and restraining orders.

11.      FEDERAL SECURITIES ACT AND CONTRACTUAL RESTRICTIONS ON LASERLOCK STOCK

11.1 Investment Intent. The Shareholders acknowledge and agree that the shares of LASERLOCK Stock to be delivered to the Shareholders pursuant to this Agreement have not been and will not be registered under the Securities Act and therefore may not be resold without compliance with the Securities Act. The Shareholders represent and warrant that the shares of LASERLOCK Stock to be acquired by the Shareholders pursuant to this Agreement are being acquired solely for their own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of it in connection with a distribution.

11.2 Compliance with Law. The Shareholders covenant, warrant and represent that none of the shares of LASERLOCK Stock issued to such Shareholders will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the Securities Act and the rules and regulations of the SEC thereunder, and except after full compliance with any applicable state securities laws.

11.3 Economic Risk; Sophistication. The Shareholders represent and warrant that they are able to bear the economic risk of an investment in LASERLOCK Stock acquired pursuant to this Agreement and can afford to sustain a total loss of such investment. The Shareholders further represent and warrant that they (a) fully understand the nature, scope and duration of the limitations on transfer contained in this Agreement and (b) have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the proposed investment and therefore have the capacity to protect their own interests in connection with the acquisition of the LASERLOCK Stock.

11.4 Information Supplied. The Shareholders represent and warrant that they have had an adequate opportunity to ask questions and receive answers from the officers of LASERLOCK concerning LASERLOCK, its business, operations, plans and strategy, and the background and experience of its officers and directors. The Shareholders represent and warrant that they have asked any and all questions that they may have in the nature described in the preceding sentence and that all such questions have been answered to their satisfaction.

11.5 Accredited Investor. The Shareholders,  represent and warrant that they are
"accredited  investors" as that term is defined   in Rule 501
of Regulation D.

12.      SECURITIES LEGENDS

         The certificates evidencing the LASERLOCK Stock to be received by the Shareholders hereunder will bear a legend substantially in the form set forth below and containing such other information as LASERLOCK may deem appropriate:

                    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR BLUE SKY LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT AND ANY STATE SECURITIES OR BLUE SKY LAWS, UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

In addition, such certificates shall also bear (a) a legend reflecting the restrictions contained in this Agreement and (b) such other legends as counsel for LASERLOCK reasonably determines are required under the applicable laws of any state.


13.      GENERAL

13.1 Successors and Assigns. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon the successors of LASERLOCK, and the heirs and legal representatives of the Shareholders.

13.2 Entire Agreement. This Agreement including exhibits attached hereto) and the agreements and documents delivered pursuant hereto constitute the entire agreement and understanding among the Shareholders, the Company, LASERLOCK and Newco and supersedes any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement, upon execution, constitutes a valid and binding agreement of the parties hereto, enforceable in accordance with its terms, and may be modified or amended only by a written instrument executed by the Shareholders (subject to the limitations set forth below), the Company, LASERLOCK and Newco acting through their respective officers, duly authorized by their respective Boards of Directors.

13.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

13.4 Brokers and Agents.  Each party represents and warrants that it employed no
broker  or  agent  in  connection  with  the      transactions
contemplated hereby.

13.5 Expenses. Each party pays their own fees, expenses and disbursements of their agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement and any amendments thereto.

13.6 Notices. All notices and other communications hereunder shall be in writing (including wire, telefax or similar writing) and shall be sent, delivered or mailed, addressed, or telefaxed:

(a)      If to LASERLOCK or Newco, addressed to them at:

                               Norman A. Gardner
                               Chairman, Chief Executive Officer and President LaserLock Technologies, Inc.
                               837 Lindy Lane
                               Bala Cynwyd, PA  19004

                               Telephone:   (610) 668-1952
                               Telefax: (610) 668-2771

                           with a copy to:

                               Stephen M. Goodman, Esq.
                               Morgan, Lewis & Bockius LLP
                                 1701 Market Street
                               Philadelphia, PA  19103

                               Telephone:   215-963-5000
                               Telefax: 215-963-5299

(b) If to the Shareholders, addressed to each of them at their addresses as provided to LASERLOCK.

Each such notice, request or other communication shall be given by hand delivery, by nationally recognized courier service or by telefax, receipt confirmed.

13.7 Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

13.8 Exercise of Rights and Remedies. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver.

13.9 Reformation and Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

13.10 Market Stand-Off Agreement. Each Shareholder agrees, if requested by LASERLOCK or an underwriter in connection with a registered offering of securities, that during the 30 days before and the 180 days after the effective date such Shareholder shall not offer, sell, contract to sell or otherwise dispose of any shares of LASERLOCK Stock or securities convertible into LASERLOCK Stock LASERLOCK may impose stop transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the stand-off period.

13.11 Participation. If Norman Gardner sells his LASERLOCK common stock in a transaction to raise capital for LASERLOCK, the Shareholders have the right to participate in such transaction on the same terms and conditions.

13.12 Office Expenses. LASERLOCK agrees to pay the Company up to $12,000 a month
for 12 months for all expenses to maintain the   Company's office
on the west coast.

13.13 Special Advance. LASERLOCK agrees to pay the Shareholders an advance against the commission structure set forth in the employment agreements referred to in Section 6.4 hereof. Such advance shall total $8,000 per month for the first 3 months following the Closing Date and shall be paid to the Shareholders as a group.

13.14 Director and Executive Officer Insurance. LASERLOCK agrees to use its best efforts to obtain adequate insurance for their directors and executive officers within a reasonable time after the Closing Date.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                          LASERLOCK TECHNOLOGIES, INC.


                          By: /s/Norman A. Gardner
                             ----------------------------------
                               Name: Norman A. Gardner
                               Title: Chairman, CEO and President


                             LL SECURITY PRODUCTS INC.


                             By: /s/Norman A. Gardner
                                ----------------------------------
                             Name: Norman A. Gardner
                             Title:  Chairman, CEO and President

                         [SIGNATURES CONTINUED ON FOLLOWING PAGE]




                         [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                             E.D.S. MARKETING, INC.


                             By:  Edward J. Fishman
                             Name: Edward J. Fishman

Exhibit 10.1       Employment Agreement With Ed Fishman



                              EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT ("the Agreement") is made and entered into on this 21st day of Deecmber, 2001, by and between LaserLock Technologies, Inc. ("Employer" or "the Company") and Edward J. Fishman ("Employee").
                  WHEREAS, Employer wishes to employ Employee as its [TITLE] and appoint him as Vice Chairman of its Board of Directors and both parties desire to enter into an employment agreement to reflect Employee's position with the Company upon the terms and conditions set forth herein;

     WHEREAS, Employee is a shareholder of E.D.S. Marketing, Inc. and the execution and delivery of this Agreement by the Employee in connection with the consummation of the acquisition of substantially all of the operating assets together with the goodwill of E.D.S. Marketing, Inc. by Employer is a material inducement to the agreements of both of E.D.S. Marketing, Inc. and Employer to consummate the acquisition.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Employment.  Employer agrees to continue the employment of Employee, and
Employee    hereby  accepts  such  employment  and  agrees to  perform
Employee's duties and responsibilities hereunder in accordance with the terms and conditions set forth below.

     2. Employment At-Will Status. Employer and Employee acknowledge that their relationship is an at-will employment relationship, pursuant to which either party may terminate the employment relationship at any time, and for any reason by providing notice to the other party in the manner set forth in paragraph 19 hereof. No period of employment or other limitation upon the right of Employer to terminate Employee's employment is intended or implied by this Agreement.

     3. Duties and Responsibilities. Employee shall serve as the Company's [TITLE] and Vice Chairman of its Board of Directors , and such other senior positions, if any, to which he may elected or appointed to by the Company during his employment with the Company. Employee shall perform all duties and accept all responsibilities incident to, and not inconsistent with, such positions as he may reasonably be assigned from time to time by Employer. Employee shall use his best efforts in the business of the Company, and Employee shall devote such time, attention, and energy to the business of the Company and to the performance of his services as is required to appropriately discharge his duties and responsibilities hereunder.

     4.  Compensation.  For all of the services  rendered  during his employment
with the  Company    and for the  Employee's  intellectual  property
covenants and assignments and covenant not to compete as provided for in paragraphs 7 and 8 hereof, Employer shall pay Employee the following:

          a. Commissions. Employer shall pay Employee commissions equal to ten percent ----------- (10%) of Net Revenue (as defined herein) generated through Employee's efforts, contacts, referrals, and good will. In the event that an identifiable portion of Net Revenue (i.e., Net Revenue attributable to an individual sale or customer) is generated through Employee's efforts, contacts, referrals, and good will in collaboration with the efforts, contacts, referrals, and good will of any other employee(s) of Employer who are entitled to Commissions based on a percentage of Net Revenue, the amount of Net Revenue attributable to each employee (and the corresponding Commission payable therefor) shall be allocated amongst them based on their relative efforts, contacts, referrals, and good will in generating such Net Revenue as determined by mutual agreement of the employees involved or, in the absence of such an agreement, the President of the Company in his or her complete and sole discretion. In no event shall the total combined or aggregate Commissions payable to all employees entitled to Commissions based on an identifiable portion of Net Revenue exceed ten percent (10%). For purposes of this Agreement, "Net Revenue" shall be determined by Employer's auditors from Employer's book which shall be maintained according to generally acceptable accounting principles and practices. Net Revenues shall be determined by the net invoice value of all billings made by Employer, in accordance with the limitations of this paragraph 4(a), to any entity listed on Exhibit A hereto or as the list of entities on Exhibit A may be expanded by mutual written consent of the parties during the term of this Agreement. It is understood and agreed by the parties that Employee shall assume and pay all of the costs of obtaining such Net Revenues other than properly reimbursable expenses. These costs assumed by Employee shall include any commissions or other compensation payable to third parties that Employee may consult or employ. Net Revenues shall not include any returns or allowances applicable nor any discounts given by Employee. In soliciting revenue for Employer, Employee shall quote only the price and terms that he is advised of by Employer. Moreover, Employee shall forward all orders promptly to Employer and each order shall be subject to Employer's acceptance and approval. Employer shall forward to Employee copies of all invoices covering shipments made to entities listed on Exhibit A. In no event shall Employee receive any commission unless and until payment for invoices has been received by Employer.

          b. Special Advance. Employer shall pay Employee an advance against the --------------- commissions set forth in subparagraph a of this paragraph 4 as set forth in the Agreement and Plan of Reorganization, dated as of December 21, 2001, between the Company, Employee, LL Security Products, Inc., E.D.S. Marketing, Inc. and certain shareholders of E.D.S. Marketing, Inc. identified on the signature pages thereto.

          c. Benefits. Employee shall be entitled to participate in all welfare benefit -------- plans and programs generally made available to senior executives of Employer as a group as may be in effect from time to time. In addition, Employee shall be entitled to the Company's regular holiday and vacation policy and any other executive perquisites provided by the Company to its senior executives.

     5. Reimbursement of Expenses. Employer shall reimburse Employee for reasonable and necessary out-of-pocket business expenses, including reasonable and necessary travel expenses, incurred by Employee in connection with Employee's discharge of his duties and responsibilities hereunder during his employment with the Company. Reimbursements shall be made in accordance with Employer's expense approval procedures then in effect and upon presentation to Employer of an itemized account and written proof of such expenses.

     6. Confidential Information. a. Employee recognizes and acknowledges that by reason of his employment by and service to the Company, he has and will have access to confidential information of Employer and its affiliates, including, but not limited to: information and knowledge pertaining to research activities, product design, and application, products, and services offered; technology, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, advertising, sales methods and systems, business methods, sales and profit figures, customers and potential customers, customer lists, pricing lists, and relationships between Employer and its customers, suppliers, and others who have had or will have business dealings with Employer ("Confidential Information"). b. Employee covenants that he will not, either during the term of this Agreement, or at any time after his employment with Employer, disclose or use any Confidential Information without prior written authorization from the Chief Executive Officer of Employer except in connection with Employee's good faith belief as to the proper performance of his duties for the Company under this Agreement.

     7. Non-Competition; Non-Solicitation. a. Employee agrees that his employment with E.D.S. Marketing, Inc. and Employer has exposed and will expose him to confidential information critical to Employer and that he has been and will be exposed to customers and prospects of Employer based on and forming the goodwill of Employer. Employee further agrees that should he terminate his employment, it will take Employer considerable time to recruit, hire, and train or otherwise replace his knowledge, expertise, and relationships. Employee, therefore, agrees that during his employment with the Company and for a period of one (1) year following the termination of his employment with the Company, Employee shall not directly or indirectly, for himself or on behalf of or in conjunction with any other person, company, partnership, business, group, joint venture or other entity (each, a "Person"), without the prior written consent of Employer engage, directly or indirectly, as an officer, director, shareholder, owner, partner, joint venturer or in any managerial capacity, whether as an employee, independent contractor, consultant or advisor (paid or unpaid), or as a sales representative, or be financially interested, in any business selling, marketing or providing any products or services, or engaging in research and development for the purpose of providing any products or services which would compete with the products and services provided by Employer within the United States at the time of termination; or directly or indirectly solicit, seek to employ, or seek to retain any Person who is at that time an employee of Employer in a managerial or highly specialized technical capacity; provided, however, that nothing in this paragraph 7 shall be construed to preclude Employee from making any investments in the securities of any business enterprise, whether or not engaged in competition with Employer, to the extent that such securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or on any foreign securities exchange; provided, further, that any such investment does not exceed 5% of the outstanding voting securities of such enterprise; and provided, further, that such permitted activity shall not relieve Employee from any other provisions of this Agreement.
b. Employee further agrees that for an additional period of one (1) year following the expiration of the one (1) year period following the termination of his employment with Employer referenced in paragraph 7(a), Employee shall not directly or indirectly, for himself or on behalf of or in conjunction with any other Person, without the prior written consent of Employer, solicit, contact, or seek out, directly or indirectly, as an officer, director, shareholder, owner, partner, joint venturer or in any managerial capacity, whether as an employee, independent contractor, consultant or advisor (paid or unpaid), or as a sales representative, any individual or entity that was a customer of Employer at any time during the one (1) year preceding Employee's termination of his employment with Employer. c. It is agreed by the parties that the foregoing covenants in this paragraph 8 impose a reasonable restraint on Employee in light of the activities and business of Employer on the date of the execution of this Agreement and the current plans of Employer. Employee acknowledges that the covenants in this paragraph 7 shall not prevent him from earning a livelihood upon the termination of his employment with Employer, but merely prevent unfair competition with Employer for a limited period of time. Notwithstanding the foregoing, it is the intent of Employer and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of Employer throughout the term of this covenant and without regard to Employee's job title as of the date of his termination from employment with Employer. d. The covenants in this paragraph 7 are severable and separable, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. In the event any court of competent jurisdiction shall determine that the scope, time, territorial, or any other restrictions set forth herein are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent that such court deems reasonable, and this Agreement shall thereby be reformed. e. All of the covenants in this paragraph 7 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of such covenants.

     8. Assignment of Inventions. a. Employee hereby assigns, transfers, and conveys to Employer or its designee, all of Employee's worldwide right, title and interest in and to any and all inventions, original works of authorship, findings, conclusions, data, discoveries, developments, concepts, improvements, trade secrets, techniques, processes and know-how, whether or not patentable or registrable under copyright or similar laws, that Employee may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during his employment with Employer or that result, to any extent, from the use of Employer's premises or property (collectively, the "Inventions"), including any and all intellectual property rights inherent in the Inventions and appurtenant thereto including, without limitation, all patent rights, copyrights, trademarks, know-how and trade secrets (collectively, "Intellectual Property Rights"). Employee further acknowledges and agrees that all original works of authorship that may be made by Employee (solely or jointly with others) during his employment with Employer and that are protectable by copyright are "works made for hire," as that term is defined in the United States Copyright Act. However, to the extent that any such work may not, by operation of any applicable law, be a work made for hire, Employee hereby assigns, transfers and conveys to Employer all of his worldwide right, title and interest in and to such work, including all Intellectual Property Rights therein and appurtenant thereto. b. Upon the request and at the expense of Employer, Employee shall execute and deliver any and all instruments and documents and take such other acts as may be necessary or desirable to document the assignment and transfer described in subparagraph a of this paragraph 8 or to enable Employer to secure its rights in the Inventions and any patents, trademarks, copyrights or other Intellectual Property Rights relating thereto in any and all jurisdictions, or to apply for, prosecute and enforce patents, trademark registrations, copyrights or other Intellectual Property Rights in any and all jurisdictions with respect to any Inventions, or to obtain any extension, validation, reissue, continuance, or renewal of any such Intellectual Property Rights. Without limiting the foregoing, Employee shall disclose to Employer all pertinent information and data with respect thereto and shall execute all applications, specifications, oaths, and all other instruments that the Employer shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Employer the sole and exclusive right, title, and interest in and to such Inventions, and any patents, copyrights, trademarks, or other Intellectual Property Rights relating thereto. Employee further agrees that Employee's obligation to execute or cause to be executed, when it is in Employee's power to do so, any such instruments or papers shall continue after the termination of the term of this Agreement. If Employer is unable for any reason to secure Employee's signature to apply for or to pursue any application for any United States or foreign patent, trademark, copyright, or other registration covering Inventions assigned to Employer as above, then Employee hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as Employee's agent and attorney-in-fact to act for Employee, and in Employee's behalf and stead to execute and file any such applications, and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or trademark, copyright, or other registrations thereon with the same legal force and effect as if executed by Employee.

     9. Return of Materials. Employee agrees that in all memoranda, notes, records, papers, or other documents, and all copies thereof, relating to Employer's operations or business, and all objects associated therewith in any way obtained by Employee during the course of his employment by Employer shall be Employer's sole and exclusive property. Employee shall not, except for Employer's use, copy, or duplicate any of the aforementioned documents or objects, nor remove them from Employer's facilities, nor use any information concerning them except for Employer's benefit, either during his employment with Employer or thereafter. Employee agrees that he will deliver all of the aforementioned materials that may be in his possession to employer on termination of his employment, or any other time upon Employer's request, together with his written certification of compliance with the provisions of this paragraph.

     10. Equitable Relief. Employee acknowledges that the services rendered by him to Employer have been of a special, unique, and extraordinary character and, in connection with such services, Employee has had access to Confidential Information vital to Employer's business. By reason of this, Employee consents and agrees that if he violates any of the provisions of paragraphs 6, 7, 8, or 9 hereof, Employer would sustain irreparable injury and that monetary damages would not provide adequate remedy to Employer. Employee hereby agrees that Employer shall be entitled to have paragraphs 6, 7, 8, or 9 hereof specifically enforced (including, without limitation, by injunctions and restraining orders) by any court in the Commonwealth of Pennsylvania having equity jurisdiction and agrees to subject himself to the jurisdiction of said court. Nothing contained herein shall be construed as prohibiting Employer from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from Employee.

     11. Remedies Cumulative; No Waiver. No remedy conferred upon Employer by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by Employer in exercising any right, remedy, or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy, or power may be exercised by Employer from time to time and as often as may be deemed expedient or necessary by Employer in its sole discretion.

12.
Arbitration. ----------- a. Subject to the limitations of this subparagraph 12(a), if any dispute arises between the parties under or concerning this Agreement or the terms hereof, or regarding the manner in which Employee was treated while employed by Employer, the termination of his employment, or any alleged violation by Employer of Employee's rights under any common law theory, or any applicable federal, state, or local law, statute, regulation, or ordinance (including without limitation 42 U.S.C. ss. 1981, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the California Fair Employment and Housing Act, the Pennsylvania Human Relations Act, and any other local, state, or federal legislation that pertains to employee rights or discrimination in employment), the parties agree to submit such issue to final and binding arbitration in accordance with the then existing National Rules for the Resolution of Employment Disputes of the American Arbitration Association. Nothing in this paragraph 12, however, shall preclude Employer from seeking the judicial relief set forth under paragraph 10 of this Agreement to enforce the provisions of paragraphs 6, 7, 8 or 9 of this Agreement. Disputes between the parties involving any claim for benefits under any employee welfare benefit plan or employee pension benefit plan that is governed by the Employee Retirement Income Security Act ("ERISA"), 29 U.S.C. ss. 1000 et seq., that Employee may participate in pursuant to paragraph 4(c) are also excluded from the arbitration provisions of this paragraph

12. b. The parties agree that the  interpretation
and enforcement of the arbitration provisions in this Agreement shall be governed exclusively by the Federal Arbitration Act ("the FAA"), 9 U.S.C.ss. 1 et seq., provided that they are enforceable under the FAA, and shall otherwise be governed by the law of the ------- Commonwealth of Pennsylvania. c. The parties agree and understand that one of the objectives of this arbitration agreement is to resolve disputes expeditiously, as well as fairly, and to those ends it is the obligation of both parties to raise any disputes subject to arbitration hereunder in an expeditious manner. Accordingly, the parties agree to waive all statutes of limitations that might otherwise be applicable, and agree further that, as to any dispute that can be brought hereunder, a demand for arbitration must be postmarked or delivered in person to the other party no later than six (6) months after the date the demanding party knows or should have known of the event or events giving rise to the claim. Failure to demand arbitration on a claim within these time limits is intended to, and shall to the furthest extent permitted by law, be a waiver and release with respect to such claims. d. Employer shall pay the arbitrator's fees. e. Unless otherwise agreed by the parties, arbitration shall take place in Philadelphia County, Pennsylvania. f. In rendering an award, the arbitrator shall determine the rights and obligations of the parties according to federal law and the substantive law of the Commonwealth of Pennsylvania without regard to any principles governing conflicts of laws and the arbitrator's decision shall be governed by state and federal substantive law, including state and federal discrimination laws referenced in subparagraph 12(a), as though the matter were before a court of law. g. Any arbitration award shall be accompanied by a written statement containing a summary of the issues in controversy, a description of the award, and an explanation of the reasons for the award. The decision of the arbitrator shall be made within thirty (30) days following the close of the hearing. The parties agree that the award shall be enforceable by any state or federal court of competent jurisdiction within Philadelphia County, Pennsylvania. h. It is understood and agreed by the parties that their agreement herein concerning arbitration does not contain, and cannot be relied upon Employee to contain, any promises or representations concerning the duration of the employment relationship, or the circumstances under or procedures by which the employment relationship may be modified or terminated. i. If any part of this arbitration procedure is in conflict with any mandatory requirement or applicable law, the law shall govern, and that part of this arbitration procedure shall be reformed and construed to the maximum extent possible in conformance with the applicable law. The arbitration procedure shall remain otherwise unaffected and enforceable.

13. Contents of Agreement and Amendment.
This Agreement sets for the entire understanding between the parties hereto with respect to Employer's employment of Employee. This Agreement supersedes any prior employment agreement between the parties and shall not be changed, modified, or terminated except upon written instrument executed by Employer and Employee.

14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid by a court of competent jurisdiction in any particular jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

15. Third-Party  Beneficiaries.  To the
extent that this Agreement requires Employee to ------------------------- comply with obligations for the benefit of any entity affiliated with Employer, including E.D.S. Marketing, Inc., each such entity shall be an intended third-party beneficiary of this Agreement.

 16.  Assignment.  The  rights and
obligations of Employee hereunder may not be assigned or ---------- delegated. This Agreement shall be binding upon and inure to the benefit of Employer, its successors, and assigns, and to Employee, his heirs, and personal representatives.

 17. Headings. The headings used in this Agreement are for convenience of reference only -------- and shall not in any manner affect the construction or meaning herein contained or govern the rights or liabilities of the parties hereto.

18.  Counterparts.  This  Agreement may be executed in any
number of counterparts, each of ------------ which shall be an original, and such counterparts shall together constitute one and the same Agreement. 19. Notices. All Notices and other communications required or permitted hereunder or ------- necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand-delivered or received by registered or certified mail, as follows: If to the Company, send to: LaserLock Technologies, Inc. 837 Lindy Lane Bala Cynwyd, Pennsylvania 19004

                           With a required copy to:

                           Morgan, Lewis & Bockius LLP
                           1701 Market Street
                           Philadelphia, Pennsylvania 19103
                           Attention:  Stephen M. Goodman

                           If to Employee, sent to:

                           Edward J. Fishman
                           [INSERT ADDRESS OF EMPLOYEE]

     20. Governing Law. This Agreement shall be governed by and interpreted under the laws of ------------- the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions.

                  IN WITNESSES THEREOF, the undersigned, intending to be legally bound, have executed this Agreement this __21st day of December, 2001.

         _/s/ edward J. Fishman              LaserLock Technologies, Inc.
         Edward J. Fishman
                                                 By:__/s/ Norman gardner___
                                                 Title:_President

Exhibit 10.2       Employment Agreement With Steven Meistrich




EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT ("the Agreement") is made and entered into on this 21st day of December, 2001, by and between LaserLock Technologies, Inc. ("Employer" or "the Company") and Steven W. Meistrich ("Employee").

                  WHEREAS, Employer wishes to employ Employee as its Executive Vice President of Administration and both parties desire to enter into an employment agreement to reflect Employee's position with the Company upon the terms and conditions set forth herein;

WHEREAS, Employee is a shareholder of E.D.S. Marketing, Inc. and the execution and delivery of this Agreement by the Employee in connection with the consummation of the acquisition of substantially all of the operating assets together with the goodwill of E.D.S. Marketing, Inc. by Employer is a material inducement to the agreements of both of E.D.S. Marketing, Inc. and Employer to consummate the acquisition.

                  NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Employment. Employer agrees to continue the employment of Employee, and Employee hereby accepts such employment and agrees to perform Employee's duties and responsibilities hereunder in accordance with the terms and conditions set forth below.

                  2. Employment At-Will Status. Employer and Employee acknowledge that their relationship is an at-will employment relationship, pursuant to which either party may terminate the employment relationship at any time, and for any reason by providing notice to the other party in the manner set forth in paragraph 19 hereof. No period of employment or other limitation upon the right of Employer to terminate Employee's employment is intended or implied by this Agreement.

                  3. Duties and Responsibilities. Employee shall serve as the Company's Executive Vice President of Administration, and such other senior positions, if any, to which he may elected or appointed to by the Company during his employment with the Company. Employee shall perform all duties and accept all responsibilities incident to, and not inconsistent with, such positions as he may reasonably be assigned from time to time by Employer. Employee shall use his best efforts in the business of the Company, and Employee shall devote such time, attention, and energy to the business of the Company and to the performance of his services as is required to appropriately discharge his duties and responsibilities hereunder.

4. Compensation. For all of the services rendered during his employment with the Company and for the Employee's intellectual property covenants and assignments and covenant not to compete as provided for in paragraphs 7 and 8 hereof, Employer shall pay Employee the following:

          a. Commissions. Employer shall pay Employee commissions equal to ten percent (10%) of Net Revenue (as defined herein) generated through Employee's efforts, contacts, referrals, and good will. In the event that an identifiable portion of Net Revenue (i.e., Net Revenue attributable to an individual sale or customer) is generated through Employee's efforts, contacts, referrals, and good will in collaboration with the efforts, contacts, referrals, and good will of any other employee(s) of Employer who are entitled to Commissions based on a percentage of Net Revenue, the amount of Net Revenue attributable to each employee (and the corresponding Commission payable therefor) shall be allocated amongst them based on their relative efforts, contacts, referrals, and good will in generating such Net Revenue as determined by mutual agreement of the employees involved or, in the absence of such an agreement, the President of the Company in his or her complete and sole discretion. In no event shall the total combined or aggregate Commissions payable to all employees entitled to Commissions based on an identifiable portion of Net Revenue exceed ten percent (10%). For purposes of this Agreement, "Net Revenue" shall be determined by
     Employer's auditors from Employer's book which shall be maintained according to generally acceptable accounting principles and practices. Net Revenues shall be determined by the net invoice value of all billings made by Employer, in accordance with the limitations of this paragraph 4(a), to any entity listed on Exhibit A hereto or as the list of entities on Exhibit A may be expanded by mutual written consent of the parties during the term of this Agreement. It is understood and agreed by the parties that Employee shall assume and pay all of the costs of obtaining such Net Revenues other than properly reimbursable expenses. These costs assumed by Employee shall include any commissions or other compensation payable to third parties that Employee may consult or employ. Net Revenues shall not include any returns or allowances applicable nor any discounts given by Employee. In soliciting revenue for Employer, Employee shall quote only the price and terms that he is advised of by Employer. Moreover, Employee shall forward all orders promptly to Employer and each order shall be subject to Employer's acceptance and approval. Employer shall forward to Employee copies of all invoices covering shipments made to entities listed on Exhibit A. In no event shall Employee receive any commission unless and until payment for invoices has been received by Employer.

          b. Special Advance. Employer shall pay Employee an advance against the commissions set forth in subparagraph a of this paragraph 4 as set forth in the Agreement and Plan of Reorganization, dated as of December 21, 2001, between the Company, Employee, LL Security Products, Inc., E.D.S. Marketing, Inc. and certain shareholders of E.D.S. Marketing, Inc. identified on the signature pages thereto.

          c. Benefits. Employee shall be entitled to participate in all welfare benefit plans and programs generally made available to senior executives of Employer as a group as may be in effect from time to time. In addition, Employee shall be entitled to the Company's regular holiday and vacation policy and any other executive perquisites provided by the Company to its senior executives.

                  5. Reimbursement of Expenses. Employer shall reimburse Employee for reasonable and necessary out-of-pocket business expenses, including reasonable and necessary travel expenses, incurred by Employee in connection with Employee's discharge of his duties and responsibilities hereunder during his employment with the Company. Reimbursements shall be made in accordance with Employer's expense approval procedures then in effect and upon presentation to Employer of an itemized account and written proof of such expenses.

                  6.       Confidential Information.

          a. Employee recognizes and acknowledges that by reason of his employment by and service to the Company, he has and will have access to confidential information of Employer and its affiliates, including, but not limited to: information and knowledge pertaining to research activities, product design, and application, products, and services offered; technology, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, advertising, sales methods and systems, business methods, sales and profit figures, customers and potential customers, customer lists, pricing lists, and relationships between Employer and its customers, suppliers, and others who have had or will have business dealings with Employer ("Confidential Information").

          b. Employee covenants that he will not, either during the term of this Agreement, or at any time after his employment with Employer, disclose or use any Confidential Information without prior written authorization from the Chief Executive Officer of Employer except in connection with Employee's good faith belief as to the proper performance of his duties for the Company under this Agreement.

                  7.       Non-Competition; Non-Solicitation.

          a. Employee agrees that his employment with E.D.S. Marketing, Inc. and Employer has exposed and will expose him to confidential information critical to Employer and that he has been and will be exposed to customers and prospects of Employer based on and forming the goodwill of Employer. Employee further agrees that should he terminate his employment, it will take Employer considerable time to recruit, hire, and train or otherwise replace his knowledge, expertise, and relationships. Employee, therefore, agrees that during his employment with the Company and for a period of one
     (1) year following the termination of his employment with the Company, Employee shall not directly or indirectly, for himself or on behalf of or in conjunction with any other person, company, partnership, business, group, joint venture or other entity (each, a "Person"), without the prior written consent of Employer engage, directly or indirectly, as an officer, director, shareholder, owner, partner, joint venturer or in any managerial capacity, whether as an employee, independent contractor, consultant or advisor (paid or unpaid), or as a sales representative, or be financially interested, in any business selling, marketing or providing any products or services, or engaging in research and development for the purpose of providing any products or services which would compete with the products and services provided by Employer within the United States at the time of termination; or directly or indirectly solicit, seek to employ, or seek to retain any Person who is at that time an employee of Employer in a managerial or highly specialized technical capacity; provided, however, that nothing in this paragraph 7 shall be construed to preclude Employee from making any investments in the securities of any business enterprise, whether or not engaged in competition with Employer, to the extent that such securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or on any foreign securities exchange; provided, further, that any such investment does not exceed 5% of the outstanding voting securities of such enterprise; and provided, further, that such permitted activity shall not relieve Employee from any other provisions of this Agreement.

          b. Employee further agrees that for an additional period of one (1) year following the expiration of the one (1) year period following the termination of his employment with Employer referenced in paragraph 7(a), Employee shall not directly or indirectly, for himself or on behalf of or in conjunction with any other Person, without the prior written consent of Employer, solicit, contact, or seek out, directly or indirectly, as an officer, director, shareholder, owner, partner, joint venturer or in any managerial capacity, whether as an employee, independent contractor, consultant or advisor (paid or unpaid), or as a sales representative, any individual or entity that was a customer of Employer at any time during the one (1) year preceding Employee's termination of his employment with Employer.

          c. It is agreed by the parties that the foregoing covenants in this paragraph 8 impose a reasonable restraint on Employee in light of the activities and business of Employer on the date of the execution of this Agreement and the current plans of Employer. Employee acknowledges that the covenants in this paragraph 7 shall not prevent him from earning a livelihood upon the termination of his employment with Employer, but merely prevent unfair competition with Employer for a limited period of time. Notwithstanding the foregoing, it is the intent of Employer and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of Employer throughout the term of this covenant and without regard to Employee's job title as of the date of his termination from employment with Employer.

          d. The covenants in this paragraph 7 are severable and separable, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. In the event any court of competent jurisdiction shall determine that the scope, time, territorial, or any other restrictions set forth herein are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent that such court deems reasonable, and this Agreement shall thereby be reformed.

          e. All of the covenants in this paragraph 7 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of such covenants.

                  8.       Assignment of Inventions.

          a. Employee hereby assigns, transfers, and conveys to Employer or its designee, all of Employee's worldwide right, title and interest in and to any and all inventions, original works of authorship, findings, conclusions, data, discoveries, developments, concepts, improvements, trade secrets, techniques, processes and know-how, whether or not patentable or registrable under copyright or similar laws, that Employee may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during his employment with Employer or that result, to any extent, from the use of Employer's premises or property (collectively, the "Inventions"), including any and all intellectual property rights inherent in the Inventions and appurtenant thereto including, without limitation, all patent rights, copyrights, trademarks, know-how and trade secrets (collectively, "Intellectual Property Rights"). Employee further acknowledges and agrees that all original works of authorship that may be made by Employee (solely or jointly with others) during his employment with Employer and that are protectable by copyright are "works made for hire," as that term is defined in the United States Copyright Act. However, to the extent that any such work may not, by operation of any applicable law, be a work made for hire, Employee hereby assigns, transfers and conveys to Employer all of his worldwide right, title and interest in and to such work, including all Intellectual Property Rights therein and appurtenant thereto.

          b. Upon the request and at the expense of Employer, Employee shall execute and deliver any and all instruments and documents and take such other acts as may be necessary or desirable to document the assignment and transfer described in subparagraph a of this paragraph 8 or to enable
     Employer  to  secure  its  rights  in  the   Inventions  and  any  patents,
     trademarks, copyrights or other Intellectual Property Rights relating thereto in any and all jurisdictions, or to apply for, prosecute and enforce patents, trademark registrations, copyrights or other Intellectual Property Rights in any and all jurisdictions with respect to any Inventions, or to obtain any extension, validation, reissue, continuance, or renewal of any such Intellectual Property Rights. Without limiting the foregoing, Employee shall disclose to Employer all pertinent information and data with respect thereto and shall execute all applications, specifications, oaths, and all other instruments that the Employer shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Employer the sole and exclusive right, title, and interest in and to such Inventions, and any patents, copyrights, trademarks, or other Intellectual Property Rights relating thereto. Employee further agrees that Employee's obligation to execute or cause to be executed, when it is in Employee's power to do so, any such instruments or papers shall continue after the termination of the term of this Agreement. If Employer is unable for any reason to secure Employee's signature to apply for or to pursue any application for any United States or foreign patent, trademark, copyright, or other registration covering Inventions assigned to Employer as above, then Employee hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as Employee's agent and attorney-in-fact to act for Employee, and in Employee's behalf and stead to execute and file any such applications, and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or trademark, copyright, or other registrations thereon with the same legal force and effect as if executed by Employee.

                  9. Return of Materials. Employee agrees that in all memoranda, notes, records, papers, or other documents, and all copies thereof, relating to Employer's operations or business, and all objects associated therewith in any way obtained by Employee during the course of his employment by Employer shall be Employer's sole and exclusive property. Employee shall not, except for Employer's use, copy, or duplicate any of the aforementioned documents or objects, nor remove them from Employer's facilities, nor use any information concerning them except for Employer's benefit, either during his employment with Employer or thereafter. Employee agrees that he will deliver all of the aforementioned materials that may be in his possession to employer on termination of his employment, or any other time upon Employer's request, together with his written certification of compliance with the provisions of this paragraph.

                  10. Equitable Relief. Employee acknowledges that the services rendered by him to Employer have been of a special, unique, and extraordinary character and, in connection with such services, Employee has had access to Confidential Information vital to Employer's business. By reason of this, Employee consents and agrees that if he violates any of the provisions of paragraphs 6, 7, 8, or 9 hereof, Employer would sustain irreparable injury and that monetary damages would not provide adequate remedy to Employer. Employee hereby agrees that Employer shall be entitled to have paragraphs 6, 7, 8, or 9 hereof specifically enforced (including, without limitation, by injunctions and restraining orders) by any court in the Commonwealth of Pennsylvania having equity jurisdiction and Employee agrees to subject himself to the jurisdiction of said court. Nothing contained herein shall be construed as prohibiting Employer from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from Employee.

                  11. Remedies Cumulative; No Waiver. No remedy conferred upon Employer by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by Employer in exercising any right, remedy, or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy, or power may be exercised by Employer from time to time and as often as may be deemed expedient or necessary by Employer in its sole discretion.

                  12.      Arbitration.

          a. Subject to the limitations of this subparagraph 12(a), if any dispute arises between the parties under or concerning this Agreement or the terms hereof, or regarding the manner in which Employee was treated while employed by Employer, the termination of his employment, or any alleged violation by Employer of Employee's rights under any common law theory, or any applicable federal, state, or local law, statute, regulation, or ordinance (including without limitation 42 U.S.C. ss. 1981, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the California Fair Employment and Housing Act, the Pennsylvania Human Relations Act, and any other local, state, or federal legislation that pertains to employee rights or discrimination in employment), the parties agree to submit such issue to final and binding arbitration in accordance with the then existing National Rules for the Resolution of Employment Disputes of the American Arbitration Association. Nothing in this paragraph 12, however, shall preclude Employer from seeking the judicial relief set forth under paragraph 10 of this Agreement to enforce the provisions of paragraphs 6, 7, 8 or 9 of this Agreement. Disputes between the parties involving any claim for benefits under any employee welfare benefit plan or employee pension benefit plan that is governed by the Employee Retirement Income Security Act ("ERISA"), 29 U.S.C. ss. 1000 et seq., that Employee may participate in pursuant to paragraph 4(c) are also excluded from the arbitration provisions of this paragraph 12.

          b. The parties agree that the interpretation and enforcement of the arbitration provisions in this Agreement shall be governed exclusively by the Federal Arbitration Act ("the FAA"), 9 U.S.C.ss. 1 et seq., provided that they are enforceable under the FAA, and shall otherwise be governed by the law of the Commonwealth of Pennsylvania.

          c. The parties agree and understand that one of the objectives of this arbitration agreement is to resolve disputes expeditiously, as well as fairly, and to those ends it is the obligation of both parties to raise any disputes subject to arbitration hereunder in an expeditious manner. Accordingly, the parties agree to waive all statutes of limitations that might otherwise be applicable, and agree further that, as to any dispute that can be brought hereunder, a demand for arbitration must be postmarked or delivered in person to the other party no later than six (6) months after the date the demanding party knows or should have known of the event or events giving rise to the claim. Failure to demand arbitration on a claim within these time limits is intended to, and shall to the furthest extent permitted by law, be a waiver and release with respect to such claims.

          d. Employer shall pay the arbitrator's fees.

          e. Unless otherwise agreed by the parties, arbitration shall take place in Philadelphia County, Pennsylvania.

          f. In rendering an award, the arbitrator shall determine the rights and obligations of the parties according to federal law and the substantive law of the Commonwealth of Pennsylvania without regard to any principles governing conflicts of laws and the arbitrator's decision shall be governed by state and federal substantive law, including state and federal discrimination laws referenced in subparagraph 12(a), as though the matter were before a court of law.

          g. Any arbitration award shall be accompanied by a written statement containing a summary of the issues in controversy, a description of the award, and an explanation of the reasons for the award. The decision of the arbitrator shall be made within thirty (30) days following the close of the hearing. The parties agree that the award shall be enforceable by any state or federal court of competent jurisdiction within Philadelphia County, Pennsylvania.

          h. It is understood and agreed by the parties that their agreement herein concerning arbitration does not contain, and cannot be relied upon Employee to contain, any promises or representations concerning the duration of the employment relationship, or the circumstances under or procedures by which the employment relationship may be modified or terminated.

          i. If any part of this arbitration procedure is in conflict with any mandatory requirement or applicable law, the law shall govern, and that part of this arbitration procedure shall be reformed and construed to the maximum extent possible in conformance with the applicable law. The arbitration procedure shall remain otherwise unaffected and enforceable.

                  13. Contents of Agreement and Amendment. This Agreement sets for the entire understanding between the parties hereto with respect to Employer's employment of Employee. This Agreement supersedes any prior employment agreement between the parties and shall not be changed, modified, or terminated except upon written instrument executed by Employer and Employee.

                  14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid by a court of competent jurisdiction in any particular jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

     15. Third-Party Beneficiaries. To the extent that this Agreement requires Employee to comply with obligations for the benefit of any entity affiliated with Employer, including E.D.S. Marketing, Inc., each such entity shall be an intended third-party beneficiary of this Agreement.

     16. Assignment. The rights and obligations of Employee hereunder may not be assigned or delegated. This Agreement shall be binding upon and inure to the benefit of Employer, its successors, and assigns, and to Employee, his heirs, and personal representatives.

     17. Headings. The headings used in this Agreement are for convenience of reference only and shall not in any manner affect the construction or meaning herein contained or govern the rights or liabilities of the parties hereto.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute one and the same Agreement.

     19. Notices. All Notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand-delivered or received by registered or certified mail, as follows:

                           If to the Company, send to:
                           LaserLock Technologies, Inc.
                           837 Lindy Lane
                           Bala Cynwyd, Pennsylvania 19004

                           With a required copy to:

                           Morgan, Lewis & Bockius LLP
                           1701 Market Street
                           Philadelphia, Pennsylvania 19103
                           Attention:  Stephen M. Goodman

                           If to Employee, sent to:

                           Steven W. Meistrich
                           [INSERT ADDRESS OF EMPLOYEE]

     20. Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions.

                  IN WITNESSES THEREOF, the undersigned, intending to be legally bound, have executed this Agreement this __21st day of December, 2001.

         _/s/ Steven W. Meistrich              LaserLock Technologies, Inc.
         Steven W. Meistrich
                                                 By:__/s/ Norman gardner___
                                                 Title:_President

Exhibit 10.3       Employment Agreement With Doug Wise




EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT ("the Agreement") is made and entered into on this 21st day of December, 2001, by and between LaserLock Technologies, Inc. ("Employer" or "the Company") and Doug Wise ("Employee").

     WHEREAS, Employer wishes to employ Employee as its Vice President of Sales and both parties desire to enter into an employment agreement to reflect Employee's position with the Company upon the terms and conditions set forth herein;

     WHEREAS, Employee is a shareholder of E.D.S. Marketing, Inc. and the execution and delivery of this Agreement by the Employee in connection with the consummation of the acquisition of substantially all of the operating assets together with the goodwill of E.D.S. Marketing, Inc. by Employer is a material inducement to the agreements of both of E.D.S. Marketing, Inc. and Employer to consummate the acquisition.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Employment. Employer agrees to continue the employment of Employee, and Employee hereby accepts such employment and agrees to perform Employee's duties and responsibilities hereunder in accordance with the terms and conditions set forth below.


     2. Employment At-Will Status. Employer and Employee acknowledge that their relationship is an at-will employment relationship, pursuant to which either party may terminate the employment relationship at any time, and for any reason by providing notice to the other party in the manner set forth in paragraph 19 hereof. No period of employment or other limitation upon the right of Employer to terminate Employee's employment is intended or implied by this Agreement.

     3. Duties and Responsibilities. Employee shall serve as the Company's Vice President of Sales, and such other senior positions, if any, to which he may elected or appointed to by the Company during his employment with the Company. Employee shall perform all duties and accept all responsibilities incident to, and not inconsistent with, such positions as he may reasonably be assigned from time to time by Employer. Employee shall use his best efforts in the business of the Company, and Employee shall devote such time, attention, and energy to the business of the Company and to the performance of his services as is required to appropriately discharge his duties and responsibilities hereunder.

     4. Compensation. For all of the services rendered during his employment with the Company and for the Employee's intellectual property covenants and assignments and covenant not to compete as provided for in paragraphs 7 and 8 hereof, Employer shall pay Employee the following:

          a. Commissions. Employer shall pay Employee commissions equal to ten percent (10%) of Net Revenue (as defined herein) generated through Employee's efforts, contacts, referrals, and good will. In the event that an identifiable portion of Net Revenue (i.e., Net Revenue attributable to an individual sale or customer) is generated through Employee's efforts, contacts, referrals, and good will in collaboration with the efforts, contacts, referrals, and good will of any other employee(s) of Employer who are entitled to Commissions based on a percentage of Net Revenue, the amount of Net Revenue attributable to each employee (and the corresponding Commission payable therefor) shall be allocated amongst them based on their relative efforts, contacts, referrals, and good will in generating such Net Revenue as determined by mutual agreement of the employees involved or, in the absence of such an agreement, the President of the Company in his or her complete and sole discretion. In no event shall the total combined or aggregate Commissions payable to all employees entitled to Commissions based on an identifiable portion of Net Revenue exceed ten percent (10%). For purposes of this Agreement, "Net Revenue" shall be determined by
     Employer's auditors from Employer's book which shall be maintained according to generally acceptable accounting principles and practices. Net Revenues shall be determined by the net invoice value of all billings made by Employer, in accordance with the limitations of this paragraph 4(a), to any entity listed on Exhibit A hereto or as the list of entities on Exhibit A may be expanded by mutual written consent of the parties during the term of this Agreement. It is understood and agreed by the parties that Employee shall assume and pay all of the costs of obtaining such Net Revenues other than properly reimbursable expenses. These costs assumed by Employee shall include any commissions or other compensation payable to third parties that Employee may consult or employ. Net Revenues shall not include any returns or allowances applicable nor any discounts given by Employee. In soliciting revenue for Employer, Employee shall quote only the price and terms that he is advised of by Employer. Moreover, Employee shall forward all orders promptly to Employer and each order shall be subject to Employer's acceptance and approval. Employer shall forward to Employee copies of all invoices covering shipments made to entities listed on Exhibit A. In no event shall Employee receive any commission unless and until payment for invoices has been received by Employer.

          b. Special Advance. Employer shall pay Employee an advance against the commissions set forth in subparagraph a of this paragraph 4 as set forth in the Agreement and Plan of Reorganization, dated as of December 21, 2001, between the Company, Employee, LL Security Products, Inc., E.D.S. Marketing, Inc. and certain shareholders of E.D.S. Marketing, Inc. identified on the signature pages thereto.

          c. Benefits. Employee shall be entitled to participate in all welfare benefit plans and programs generally made available to senior executives of Employer as a group as may be in effect from time to time. In addition, Employee shall be entitled to the Company's regular holiday and vacation policy and any other executive perquisites provided by the Company to its senior executives.

     5. Reimbursement of Expenses. Employer shall reimburse Employee for reasonable and necessary out-of-pocket business expenses, including reasonable and necessary travel expenses, incurred by Employee in connection with Employee's discharge of his duties and responsibilities hereunder during his employment with the Company. Reimbursements shall be made in accordance with Employer's expense approval procedures then in effect and upon presentation to Employer of an itemized account and written proof of such expenses.

     6. Confidential Information.

          a. Employee recognizes and acknowledges that by reason of his employment by and service to the Company, he has and will have access to confidential information of Employer and its affiliates, including, but not limited to: information and knowledge pertaining to research activities, product design, and application, products, and services offered; technology, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, advertising, sales methods and systems, business methods, sales and profit figures, customers and potential customers, customer lists, pricing lists, and relationships between Employer and its customers, suppliers, and others who have had or will have business dealings with Employer ("Confidential Information").

          b. Employee covenants that he will not, either during the term of this Agreement, or at any time after his employment with Employer, disclose or use any Confidential Information without prior written authorization from the Chief Executive Officer of Employer except in connection with Employee's good faith belief as to the proper performance of his duties for the Company under this Agreement.

     7. Non-Competition; Non-Solicitation.

          a. Employee agrees that his employment with E.D.S. Marketing, Inc. and Employer has exposed and will expose him to confidential information critical to Employer and that he has been and will be exposed to customers and prospects of Employer based on and forming the goodwill of Employer. Employee further agrees that should he terminate his employment, it will take Employer considerable time to recruit, hire, and train or otherwise replace his knowledge, expertise, and relationships. Employee, therefore, agrees that during his employment with the Company and for a period of one
     (1) year following the termination of his employment with the Company, Employee shall not directly or indirectly, for himself or on behalf of or in conjunction with any other person, company, partnership, business, group, joint venture or other entity (each, a "Person"), without the prior written consent of Employer engage, directly or indirectly, as an officer, director, shareholder, owner, partner, joint venturer or in any managerial capacity, whether as an employee, independent contractor, consultant or advisor (paid or unpaid), or as a sales representative, or be financially interested, in any business selling, marketing or providing any products or services, or engaging in research and development for the purpose of providing any products or services which would compete with the products and services provided by Employer within the United States at the time of termination; or directly or indirectly solicit, seek to employ, or seek to retain any Person who is at that time an employee of Employer in a managerial or highly specialized technical capacity; provided, however, that nothing in this paragraph 7 shall be construed to preclude Employee from making any investments in the securities of any business enterprise, whether or not engaged in competition with Employer, to the extent that such securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or on any foreign securities exchange; provided, further, that any such investment does not exceed 5% of the outstanding voting securities of such enterprise; and provided, further, that such permitted activity shall not relieve Employee from any other provisions of this Agreement.

          b. Employee further agrees that for an additional period of one (1) year following the expiration of the one (1) year period following the termination of his employment with Employer referenced in paragraph 7(a), Employee shall not directly or indirectly, for himself or on behalf of or in conjunction with any other Person, without the prior written consent of Employer, solicit, contact, or seek out, directly or indirectly, as an officer, director, shareholder, owner, partner, joint venturer or in any managerial capacity, whether as an employee, independent contractor, consultant or advisor (paid or unpaid), or as a sales representative, any individual or entity that was a customer of Employer at any time during the one (1) year preceding Employee's termination of his employment with Employer.

          c. It is agreed by the parties that the foregoing covenants in this paragraph 8 impose a reasonable restraint on Employee in light of the activities and business of Employer on the date of the execution of this Agreement and the current plans of Employer. Employee acknowledges that the covenants in this paragraph 7 shall not prevent him from earning a livelihood upon the termination of his employment with Employer, but merely prevent unfair competition with Employer for a limited period of time. Notwithstanding the foregoing, it is the intent of Employer and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of Employer throughout the term of this covenant and without regard to Employee's job title as of the date of his termination from employment with Employer.


          d. The covenants in this paragraph 7 are severable and separable, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. In the event any court of competent jurisdiction shall determine that the scope, time, territorial, or any other restrictions set forth herein are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent that such court deems reasonable, and this Agreement shall thereby be reformed.

          e. All of the covenants in this paragraph 7 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of such covenants.

     8. Assignment of Inventions.

          a. Employee hereby assigns, transfers, and conveys to Employer or its designee, all of Employee's worldwide right, title and interest in and to any and all inventions, original works of authorship, findings, conclusions, data, discoveries, developments, concepts, improvements, trade secrets, techniques, processes and know-how, whether or not patentable or registrable under copyright or similar laws, that Employee may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during his employment with Employer or that result, to any extent, from the use of Employer's premises or property (collectively, the "Inventions"), including any and all intellectual property rights inherent in the Inventions and appurtenant thereto including, without limitation, all patent rights, copyrights, trademarks, know-how and trade secrets (collectively, "Intellectual Property Rights"). Employee further acknowledges and agrees that all original works of authorship that may be made by Employee (solely or jointly with others) during his employment with Employer and that are protectable by copyright are "works made for hire," as that term is defined in the United States Copyright Act. However, to the extent that any such work may not, by operation of any applicable law, be a work made for hire, Employee hereby assigns, transfers and conveys to Employer all of his worldwide right, title and interest in and to such work, including all Intellectual Property Rights therein and appurtenant thereto.

          b. Upon the request and at the expense of Employer, Employee shall execute and deliver any and all instruments and documents and take such other acts as may be necessary or desirable to document the assignment and transfer described in subparagraph a of this paragraph 8 or to enable
     Employer  to  secure  its  rights  in  the   Inventions  and  any  patents,
     trademarks, copyrights or other Intellectual Property Rights relating thereto in any and all jurisdictions, or to apply for, prosecute and enforce patents, trademark registrations, copyrights or other Intellectual Property Rights in any and all jurisdictions with respect to any Inventions, or to obtain any extension, validation, reissue, continuance, or renewal of any such Intellectual Property Rights. Without limiting the foregoing, Employee shall disclose to Employer all pertinent information and data with respect thereto and shall execute all applications, specifications, oaths, and all other instruments that the Employer shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Employer the sole and exclusive right, title, and interest in and to such Inventions, and any patents, copyrights, trademarks, or other Intellectual Property Rights relating thereto. Employee further agrees that Employee's obligation to execute or cause to be executed, when it is in Employee's power to do so, any such instruments or papers shall continue after the termination of the term of this Agreement. If Employer is unable for any reason to secure Employee's signature to apply for or to pursue any application for any United States or foreign patent, trademark, copyright, or other registration covering Inventions assigned to Employer as above, then Employee hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as Employee's agent and attorney-in-fact to act for Employee, and in Employee's behalf and stead to execute and file any such applications, and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or trademark, copyright, or other registrations thereon with the same legal force and effect as if executed by Employee.

     9. Return of Materials. Employee agrees that in all memoranda, notes, records, papers, or other documents, and all copies thereof, relating to Employer's operations or business, and all objects associated therewith in any way obtained by Employee during the course of his employment by Employer shall be Employer's sole and exclusive property. Employee shall not, except for Employer's use, copy, or duplicate any of the aforementioned documents or objects, nor remove them from Employer's facilities, nor use any information concerning them except for Employer's benefit, either during his employment with Employer or thereafter. Employee agrees that he will deliver all of the aforementioned materials that may be in his possession to employer on termination of his employment, or any other time upon Employer's request, together with his written certification of compliance with the provisions of this paragraph.

     10. Equitable Relief. Employee acknowledges that the services rendered by him to Employer have been of a special, unique, and extraordinary character and, in connection with such services, Employee has had access to Confidential Information vital to Employer's business. By reason of this, Employee consents and agrees that if he violates any of the provisions of paragraphs 6, 7, 8, or 9 hereof, Employer would sustain irreparable injury and that monetary damages would not provide adequate remedy to Employer. Employee hereby agrees that Employer shall be entitled to have paragraphs 6, 7, 8, or 9 hereof specifically enforced (including, without limitation, by injunctions and restraining orders) by any court in the Commonwealth of Pennsylvania having equity jurisdiction and agrees to subject himself to the jurisdiction of said court. Nothing contained herein shall be construed as prohibiting Employer from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from Employee.

     11. Remedies Cumulative; No Waiver. No remedy conferred upon Employer by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by Employer in exercising any right, remedy, or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy, or power may be exercised by Employer from time to time and as often as may be deemed expedient or necessary by Employer in its sole discretion.

     12. Arbitration.

          a. Subject to the limitations of this subparagraph 12(a), if any dispute arises between the parties under or concerning this Agreement or the terms hereof, or regarding the manner in which Employee was treated while employed by Employer, the termination of his employment, or any alleged violation by Employer of Employee's rights under any common law theory, or any applicable federal, state, or local law, statute, regulation, or ordinance (including without limitation 42 U.S.C. ss. 1981, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the California Fair Employment and Housing Act, the Pennsylvania Human Relations Act, and any other local, state, or federal legislation that pertains to employee rights or discrimination in employment), the parties agree to submit such issue to final and binding arbitration in accordance with the then existing National Rules for the Resolution of Employment Disputes of the American Arbitration Association. Nothing in this paragraph 12, however, shall preclude Employer from seeking the judicial relief set forth under paragraph 10 of this Agreement to enforce the provisions of paragraphs 6, 7, 8 or 9 of this Agreement. Disputes between the parties involving any claim for benefits under any employee welfare benefit plan or employee pension benefit plan that is governed by the Employee Retirement Income Security Act ("ERISA"), 29 U.S.C. ss. 1000 et seq., that Employee may participate in pursuant to paragraph 4(c) are also excluded from the arbitration provisions of this paragraph 12.

          b. The parties agree that the interpretation and enforcement of the arbitration provisions in this Agreement shall be governed exclusively by the Federal Arbitration Act ("the FAA"), 9 U.S.C.ss. 1 et seq., provided that they are enforceable under the FAA, and shall otherwise be governed by the law of the Commonwealth of Pennsylvania.

          c. The parties agree and understand that one of the objectives of this arbitration agreement is to resolve disputes expeditiously, as well as fairly, and to those ends it is the obligation of both parties to raise any disputes subject to arbitration hereunder in an expeditious manner. Accordingly, the parties agree to waive all statutes of limitations that might otherwise be applicable, and agree further that, as to any dispute that can be brought hereunder, a demand for arbitration must be postmarked or delivered in person to the other party no later than six (6) months after the date the demanding party knows or should have known of the event or events giving rise to the claim. Failure to demand arbitration on a claim within these time limits is intended to, and shall to the furthest extent permitted by law, be a waiver and release with respect to such claims.

          d. Employer shall pay the arbitrator's fees.

          e. Unless otherwise agreed by the parties, arbitration shall take place in Philadelphia County, Pennsylvania.

          f. In rendering an award, the arbitrator shall determine the rights and obligations of the parties according to federal law and the substantive law of the Commonwealth of Pennsylvania without regard to any principles governing conflicts of laws and the arbitrator's decision shall be governed by state and federal substantive law, including state and federal discrimination laws referenced in subparagraph 12(a), as though the matter were before a court of law.

          g. Any arbitration award shall be accompanied by a written statement containing a summary of the issues in controversy, a description of the award, and an explanation of the reasons for the award. The decision of the arbitrator shall be made within thirty (30) days following the close of the hearing. The parties agree that the award shall be enforceable by any state or federal court of competent jurisdiction within Philadelphia County, Pennsylvania.

          h. It is understood and agreed by the parties that their agreement herein concerning arbitration does not contain, and cannot be relied upon Employee to contain, any promises or representations concerning the duration of the employment relationship, or the circumstances under or procedures by which the employment relationship may be modified or terminated.

          i. If any part of this arbitration procedure is in conflict with any mandatory requirement or applicable law, the law shall govern, and that part of this arbitration procedure shall be reformed and construed to the maximum extent possible in conformance with the applicable law. The arbitration procedure shall remain otherwise unaffected and enforceable.

     13. Contents of Agreement and Amendment. This Agreement sets for the entire understanding between the parties hereto with respect to Employer's employment of Employee. This Agreement supersedes any prior employment agreement between the parties and shall not be changed, modified, or terminated except upon written instrument executed by Employer and Employee.

     14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid by a court of competent jurisdiction in any particular jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

     15. Third-Party Beneficiaries. To the extent that this Agreement requires Employee to comply with obligations for the benefit of any entity affiliated with Employer, including E.D.S. Marketing, Inc., each such entity shall be an intended third-party beneficiary of this Agreement.

     16. Assignment. The rights and obligations of Employee hereunder may not be assigned or delegated. This Agreement shall be binding upon and inure to the benefit of Employer, its successors, and assigns, and to Employee, his heirs, and personal representatives.

     17. Headings. The headings used in this Agreement are for convenience of reference only and shall not in any manner affect the construction or meaning herein contained or govern the rights or liabilities of the parties hereto.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute one and the same Agreement.

     19. Notices. All Notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand-delivered or received by registered or certified mail, as follows:

                           If to the Company, send to:
                           LaserLock Technologies, Inc.
                           837 Lindy Lane
                           Bala Cynwyd, Pennsylvania 19004

                           With a required copy to:

                           Morgan, Lewis & Bockius LLP
                           1701 Market Street
                           Philadelphia, Pennsylvania 19103
                           Attention:  Stephen M. Goodman

                           If to Employee, sent to:

                           Doug Wise
                           [INSERT ADDRESS OF EMPLOYEE]

     20. Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions.

                  IN WITNESSES THEREOF, the undersigned, intending to be legally bound, have executed this Agreement this __21st day of December, 2001.

         _/s/Doug Wise                      LaserLock Technologies, Inc.
         Doug Wise
                                                 By:__/s/ Norman gardner___
                                                 Title:_President

Exhibit 10.4       Employment Agreement With Howard Goldberg


CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT ("the Agreement") is made and entered into on this 21st day of December, 2001, by and between LaserLock Technologies, Inc. ("the Company") and Howard Goldberg ("Consultant"). In consideration of the mutual covenants and obligations contained herein, the parties hereto, intending to be legally bound, hereby agrees as follows:

     1. Engagement of Consultant. Subject to the terms and conditions set forth below, the Company hereby engages Consultant as an advisor with respect to certain business matters which may arise throughout the term of this Agreement, and Consultant hereby accepts such engagement by the Company. Consultant shall make himself available to the Company upon reasonable notice to provide advice when requested.

     2. Independent Contractor Status. The Company and Consultant acknowledge and agree that Consultant is not an employee of the Company under the terms of this Agreement. Consultant agrees that in the performance of this Agreement, Consultant shall act as an independent contractor for all purposes. In addition, Consultant acknowledges that this Agreement does not authorize, either expressly or by implication, Consultant to contract for or in the name of the Company, to otherwise act on behalf of the Company, or to represent that Consultant is an agent or representative of the Company.

     3. Compensation. In compensation for all of the services rendered by Consultant during the term of this Agreement, the Company shall enter into the Stock Option Agreement that is attached hereto.

     4. Benefits. Consultant acknowledges that he is not an employee of the Company and will not be entitled to participate in or receive any benefit or right available to Company employees under any Company employee benefit plan, including, but not limited to: insurance, pension, savings, or security plans as a result of his entering into this Agreement.

     5. Warranty. Consultant represents and warrants that he is not subject to or a party to any non-competition covenant, non-disclosure agreement, or other agreement, covenant, understanding, or restriction that would prohibit Consultant from executing this Agreement or from performing fully and without limitation his duties under this Agreement.

     6. Term. The term of this Agreement shall commence as of the date hereof and shall continue through March 31, 2002 unless extended by the parties in writing. Notwithstanding the foregoing, either party may terminate this Agreement with or without cause upon five (5) business days prior written notice to the other party in accordance with the notice provisions of paragraph 17 hereof.

     7. Confidential Information.

          a. Consultant recognizes and acknowledges that by reason of his engagement by the Company under this Agreement, he will have access to confidential information of the Company and its affiliates, including, but not limited to: information and knowledge pertaining to research activities, product design, and application, products, and services offered; technology, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, advertising, sales methods and systems, business methods, sales and profit figures, customers and potential customers, customer lists, pricing lists, and relationships between the Company and its customers, suppliers, and others who have had or will have business dealings with the Company ("Confidential Information").

          b. Consultant covenants that he will not, either during the term of this Agreement, or at any time after his engagement by the Company under this Agreement, disclose or use any Confidential Information without prior written authorization from the Chief Executive Officer of the Company except in connection with Consultant's good faith belief as to the proper performance of his duties for the Company under this Agreement.

     8. Return of Materials. Consultant agrees that in all memoranda, notes, records, papers, or other documents, and all copies thereof, relating to the Company's operations or business, and all objects associated therewith in any way obtained by Consultant during the course of his engagement by the Company under this Agreement shall be the Company's sole and exclusive property. Consultant shall not, except for the Company's use, copy or duplicate any of the aforementioned documents or objects, nor remove them from the Company's facilities, nor use any information concerning them except for the Company's benefit, either during his engagement by the Company under this Agreement or thereafter. Consultant agrees that he will deliver all of the aforementioned materials that may be in his possession to the Company on termination of his engagement by the Company under this Agreement, or any other time upon the Company's request, together with his written certification of compliance with the provisions of this paragraph.

     9. Equitable Relief. Consultant acknowledges and agrees that by virtue of the services rendered by him pursuant to his engagement by the Company under this Agreement, Consultant will have access to Confidential Information vital to the Company's business. By reason of this, Consultant consents and agrees that if he violates any of the provisions of paragraphs 7 or 8 hereof, the Company would sustain irreparable injury and that monetary damages would not provide adequate remedy to the Company. Consultant hereby agrees that the Company shall be entitled to have paragraphs 7 and 8 hereof specifically enforced (including, without limitation, by injunctions and restraining orders) by any court in the Commonwealth of Pennsylvania having equity jurisdiction and agrees to subject himself to the jurisdiction of said court. Nothing contained herein shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from Consultant.

     10. Remedies Cumulative; No Waiver. No remedy conferred upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy, or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy, or power may be exercised by the Company from time to time and as often as may be deemed expedient or necessary by the Company in its sole discretion.

     11. Contents of Agreement and Amendment. This Agreement and the attached Stock Option Agreement set forth the entire understanding between the parties hereto with respect to the Company's engagement of Consultant. This Agreement supersedes any prior agreements between the parties and shall not be changed, modified, or terminated except upon written instrument executed by the Chief Executive Officer of the Company and Consultant.

     12. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid by a court of competent jurisdiction in any particular jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

     13. Third-Party Beneficiaries. To the extent that this Agreement requires Consultant to comply with obligations for the benefit of any entity affiliated with the Company, including E.D.S. Marketing, Inc., each such entity shall be an intended third-party beneficiary of this Agreement.

     14. Assignment. The rights and obligations of Consultant hereunder may not be assigned or delegated. This Agreement shall be binding upon and inure to the benefit of the Company, its successors, and assigns, and to Consultant, his heirs, and personal representatives.

     15. Headings. The headings used in this Agreement are for ease of reference only and shall not in any manner affect the construction or meaning of any provision of this Agreement or govern the rights or liabilities of the parties hereto.

     16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute one and the same Agreement.

     17. Notices. All Notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand-delivered or received by registered or certified mail, as follows:

                           If to the Company, send to:
                           LaserLock Technologies, Inc.
                           837 Lindy Lane
                           Bala Cynwyd, Pennsylvania 19004

                           With a required copy to:

                           Morgan, Lewis & Bockius LLP
                           1701 Market Street
                           Philadelphia, Pennsylvania 19103
                           Attention:  Stephen M. Goodman

                           If to Consultant, sent to:

                           Howard Goldberg
                           [INSERT ADDRESS OF CONSULTANT]


     18. Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions.

                 IN WITNESSES THEREOF, the undersigned, intending to be legally bound, have executed this Agreement this __21st day of December, 2001.

         _/s/Howard Goldberg                      LaserLock Technologies, Inc.
         Howard Goldberg
                                                 By:__/s/ Norman gardner___
                                                 Title:_President